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                                  CERTIFICATION


      I, Thomas J. O'Keeffe, Chief Financial Officer of Cedar Shopping Centers, Inc. (the "Company"), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

1. The annual report on Form 10-K of the Company for the period ended December 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

      IN WITNESS WHEREOF, I have executed this Certification this 29th day of March, 2004.







                                    /s/ Thomas J. O'Keeffe
                                    -------------------------------------------
                                    Thomas J. O'Keeffe, Chief Financial Officer